UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 11, 2012

INLAND REAL ESTATE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	001-32185 (Commission File Number)	36-3953261 (IRS Employer Identification No.)
2901 Butterfield Road Oak Brook, Illinois 60523 (Address of Principal Executive Offices)
(630) 218-8000 (Registrant’s Telephone Number, Including Area Code)
N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

On June 11, 2012, Inland Real Estate Corporation (the “Company”) entered into a third amendment (the “Third Amendment”) to the Operating Agreement of IN Retail Fund. L.L.C., dated October 8, 2004, as amended on September 28, 2011, and December 20, 2011, among the Company, The New York State Teachers’ Retirement System (“NYSTRS”) and IN Retail Manager, L.L.C (the “NYSTRS JV Agreement”).  Before the execution of the Third Amendment, the NYSTRS JV Agreement included a termination date of June 30, 2012.  The Third Amendment provides for a new termination date of June 30, 2022 and thereby extends the term of the NYSTRS JV Agreement to that date.  Except as modified by the Third Amendment, the NYSTRS JV Agreement will remain in full force and effect.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND REAL ESTATE CORPORATION

By:	/s/ MARK E. ZALATORIS
Name:	Mark E. Zalatoris
Title:	President and Chief Executive Officer

Date:  June 27, 2012